Supplemental Cash Flow Information	6 Months Ended
Jun. 30, 2014
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information
18.	Supplemental Cash Flow Information

a)

In March 2014, the Company took ownership of three VLCCs, which were collateral for all amounts owing under the investment in term loans, and the investment in term loans was concurrently discharged. The VLCCs had an estimated aggregate fair value of $222.0 million on this date, which approximated all the amounts owing under the investment in term loans. During the first quarter of 2014, second-hand vessel values for VLCCs increased and, as a result, the Company recognized $15.2 million of interest income owing under the investment in term loans in the first quarter of 2014. The assumption of ownership of the VLCCs and concurrent discharge of the loans has been treated as a non-cash transaction in the Company’s consolidated statement of cash flows.

b)

As described in Note 4d, Teekay LNG acquired BG’s ownership interest in the BG Joint Ventures. As compensation, Teekay LNG assumed BG’s obligation (net of an agreement by BG to pay Teekay LNG approximately $20.3 million) to provide shipbuilding supervision and crew training services for the four LNG carrier newbuildings up to their delivery dates pursuant to a ship construction support agreement. The fair value of the assumed obligation of approximately $30.2 million was used to offset the purchase price and Teekay LNG’s receivable from BG and was treated as a non-cash transaction in the consolidated statement of cash flows.